File Nos. 2-92583 & 811-4084

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            HAWAIIAN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 12, 2008


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on Friday, September 12, 2008
                      at 10:00 a.m. Hawaiian Standard Time;

Purposes:    (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2009 (Annual Meeting Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Annual Meeting, you must have been a shareholder on the Trust's records at the close of business on June 16, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).

                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary



July 18, 2008

Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Special Meeting of
                             Shareholders to Be Held
                              on September 12, 2008


To Shareholders of the Trust:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)     at the Ala Moana Hotel, Hibiscus Ballroom,
                     410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)     on Friday, September 12, 2008
                     at 10:10 a.m. Hawaiian Standard Time;

Purpose:    (c)      for the following purpose:


                     Consideration of a revision of the Trust's fundamental policies to expand the types of tax-free obligations in which the Trust can invest (Special Meeting Proposal No. 1).


Who Can
Vote What
Shares: (d) To vote at the Special Meeting, you must have been a shareholder on the Trust's records at the close of business on June 16, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary



July 18, 2008

Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                           Joint Proxy Statement

                                Introduction

     The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust(the "Trust") and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

     The Trust's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     These Notices and Joint Proxy Statement are first being mailed on or about July 18, 2008.

     You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Cards


     There are two proxy cards enclosed: one for the Annual Meeting and one for the Special Meeting.


     The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." There are two proxy cards, one for each meeting. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

         General Information

     You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used);
(iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes. Quorums for the two meetings will be determined separately.


     The Trust has elected to hold two meetings, one the regular annual meeting and the other a special meeting that will consider only the proposal relating to expanding the types of tax-free obligations in which the Trust can invest. The two meetings avoid the problem caused by the submission of proxies by brokers for their customers. Brokers typically have discretion to vote their customers' shares for the slate of Trustees and for the approval of the Trust's Registered Public Accounting firm. They do not have such discretion with respect to the substantive proposal that relates to the Trusts's investments. Because a substantial number of broker proxies would vote only on the Trustees and accountants and would abstain on the substantive proposal, their proxies, which are counted for quorum purposes, would have the effect of "no" votes on that proposal. If there are two meetings, with two separate proxies, brokers will typically vote for the Trustees and auditors, but will simply not submit proxies for the second meeting. This will make it somewhat easier to obtain the majority that those proposals require under the Investment Company Act of 1940 because the quorum number will be lower and the vote will not be artificially depressed by broker abstentions that have the effect of "no" votes.


     The Trust is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Trust may telephone you to urge you to vote.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.11; Class C Shares, $11.10; and Class Y Shares, $11.13. Both meetings are expected to act only upon matters that affect the Trust as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a revision of the Trust's fundamental policies. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 57,108,560; Class C Shares, 2,823,814; and Class Y Shares, 2,720,023.


     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and Address of the holder of record    Number of shares   Percent of class

Institutional 5% shareholders:


Merrill Lynch Pierce
Fenner & Smith, Inc.,               5,325,595 Class A Shares          9.33%
4800 Deer Lake Drive,                  660,915 Class C Shares        23.41%
Jacksonville, FL                       202,282 Class Y Shares         7.44%

Strobro
P.O. Box 1930
Honolulu, HI                        1,033,931 Class Y Shares         38.01%

Additional 5% shareholders:

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
Honolulu, HI                          279,403 Class Y Shares          10.27%


     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                     (Proposal No. 1 at the Annual Meeting)

     At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2007. All nominees have consented to serve if elected.

Nominees(1)(2)

Nominees(1) (2)
                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held                                   Fund             Held by Trustee
                          with Trust and                                   Complex(5)       (The  position  held is
Name, Address(3)  and     Length of         Principal Occupation(s)        Overseen by      a  directorship  unless
Date of Birth             Service(4)        During Past 5 Years            Trustee          indicated otherwise.)

Interested
Trustee (6)

Diana P. Herrmann         Vice Chair of     Vice Chair and Chief Executive     12           ICI Mutual Insurance
New York, NY              the Board of      Officer of Aquila Management                    Company
(02/25/58)                Trustees since    Corporation, Founder of the
                          2003, President   Aquila Group of Funds(7) and
                          since 1998 and    parent of Aquila Investment
                          Trustee since     Management LLC, Administrator
                          2004              since 2004, President and Chief
                                            Operating Officer since 1997, a
                                            Director since 1984, Secretary
                                            since 1986 and previously its
                                            Executive Vice President, Senior
                                            Vice President or Vice
                                            President, 1986-1997; Chief
                                            Executive Officer and Vice Chair
                                            since 2004 and President, Chief
                                            Operating Officer and Manager of
                                            the Administrator since 2003;
                                            Chair, Vice Chair, President,
                                            Executive Vice President or
                                            Senior Vice President of funds
                                            in the Aquila Group of Funds
                                            since 1986; Director of the
                                            Distributor since 1997; trustee,
                                            Reserve Money-Market Funds,
                                            1999-2000 and Reserve Private
                                            Equity Series, 1998-2000;
                                            Governor, Investment Company
                                            Institute (a trade organization
                                            for the U.S. fund industry
                                            dedicated to protecting
                                            shareholder interests and
                                            educating the public about
                                            investing) and head of its Small
                                            Funds Committee since 2004;
                                            active in charitable and
                                            volunteer organizations.


Non-interested Trustees

Theodore T. Mason         Chair of the      Executive Director, East Wind      8       Trustee, Premier VIT.
New York, NY              Board of          Power Partners LTD since 1994
(11/24/35)                Trustees since    and Louisiana Power Partners,
                          2004 and          1999-2003; Treasurer, Fort
                          Trustee since     Schuyler Maritime Alumni
                          1984              Association, Inc., successor to
                                            Alumni Association of SUNY
                                            Maritime College, since 2004
                                            (President, 2002-2003, First
                                            Vice President, 2000-2001,
                                            Second Vice President,
                                            1998-2000) and director of the
                                            same organization since 1997;
                                            Director, STCM Management
                                            Company, Inc., 1973-2004; twice
                                            national officer of Naval
                                            Reserve Association, Commanding
                                            Officer of four naval reserve
                                            units and Captain, USNR (Ret);
                                            director, The Navy League of the
                                            United States New York Council
                                            since 2002; trustee, The
                                            Maritime Industry Museum at Fort
                                            Schuyler, 2000-2004; and Fort
                                            Schuyler Maritime Foundation,
                                            Inc., successor to the Maritime
                                            College at Fort Schuyler
                                            Foundation, Inc., since 2000.

Thomas W. Courtney        Trustee           President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA             since 1984        Inc., a venture capital firm,              Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                                Group, Oppenheimer Small Cap
                                                                                       Value Fund, Oppenheimer Midcap
                                                                                       Fund, and Oppenheimer Rochester
                                                                                       Group of Funds; Chairman of the
                                                                                       Board of Premier VIT.

Stanley W. Hong           Trustee since     President, Waste Management of     4       Trustee, Pacific Capital
Honolulu, HI              1992              Hawaii, Inc. and Corporate Vice            Funds(R), which includes 12 bond
(04/05/36)                                  President - Hawaii Area for                and stock funds; First
                                            Waste Management, Inc.,                    Insurance Co. of Hawaii, Ltd.,
                                            2001-2005; Trustee, The King               Lanihau Properties, Ltd., The
                                            William Charles Lunalilo Trust             Westye Group - West (Hawaii),
                                            Estate since 2001; President and           Inc., Heald Education LLC.
                                            Chief Executive Officer, The
                                            Chamber of Commerce of Hawaii,
                                            1996-2001; Director PBS - Hawaii
                                            Foundation since 1998; Regent,
                                            Chaminade University of
                                            Honolulu since 1991; Trustee,
                                            the Nature Conservancy of Hawaii
                                            since 1998; Trustee, Child and
                                            Family Service since 2005;
                                            Director, The East West Center
                                            Foundation since 2006; St. Louis
                                            School since 2007; and a
                                            director of other corporate and
                                            community organizations.

Russell K. Okata          Trustee since     Executive Director, Hawaii         5       Trustee, Pacific Capital
Honolulu, HI              1992              Government Employees Association           Funds(R), which includes 12 bond
(03/22/44)                                  AFSCME Local 152, AFL-CIO                  and stock funds; Chairman,
                                            1981-2007; International Vice              Royal State Group (insurance).
                                            President, American Federation
                                            of State, County and Municipal
                                            Employees, AFL-CIO 1981-2007;
                                            director of various civic and
                                            charitable organizations.

Douglas Philpotts         Trustee since     Retired; formerly director,        4       Trustee, Pacific Capital
Honolulu, HI              1992              Chairman of the Board and                  Funds(R), which includes 12 bond
(11/21/31)                                  President of Hawaiian Trust                and stock funds.
                                            Company, Limited, a predecessor
                                            of The Asset Management Group of
                                            Bank of Hawaii; present or
                                            former director of various
                                            Hawaii-based civic and
                                            charitable organizations.

Oswald K. Stender         Trustee since     Director, Hawaiian Electric        4       Trustee, Pacific Capital
Honolulu, HI              1992              Industries, Inc., a public                 Funds(R), which includes 12 bond
(10/08/31)                                  utility holding company,                   and stock funds; director,
                                            1993-2004; trustee, the Bernice            Grace Pacific Corporation, an
                                            Pauahi Bishop Estate 1990-1999;            asphalt paving company, ACE
                                            trustee, Office of Hawaiian                Trucking Inc. and Hawaiian
                                            Affairs and a member or trustee            Telecom, a telephone company
                                            of several community                       (communications).
                                            organizations.

Other Individuals

Chairman Emeritus(8)

Lacy B. Herrmann          Founder and       Founder and Chairman of the        N/A                   N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2004, Trustee,    organization and parent of the
                          1984-2004, and    Manager or Administrator and/or
                          Chairman of the   Adviser or Sub-Adviser to each
                          Board of          fund of the Aquila Group of
                          Trustees,         Funds; Chairman of the Manager
                          1984-2003         or Administrator and/or Adviser
                                            or Sub-Adviser to each since
                                            2004; Founder and Chairman
                                            Emeritus of each fund in the
                                            Aquila Group of Funds;
                                            previously Chairman and a
                                            Trustee of each fund in the
                                            Aquila Group of Funds since its
                                            establishment until 2004 or
                                            2005; Director of the
                                            Distributor since 1981 and
                                            formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and
                                            the Hopkins School; active in
                                            university, school and
                                            charitable organizations.
                                            .
Officers

Charles E.                Executive Vice    Executive Vice President of all     N/A                  N/A
Childs, III               President since   funds in the Aquila Group of
New York, NY              2003              Funds and the Administrator and
(04/01/57)                                  the Administrator's parent since
                                            2003; formerly Senior Vice
                                            President, corporate
                                            development, Vice President,
                                            Assistant Vice President and
                                            Associate of the Administrator's
                                            parent since 1987; Senior Vice
                                            President, Vice President or
                                            Assistant Vice President of the
                                            Aquila Money-Market Funds,
                                            1988-2003.

 Sherri Foster             Senior Vice      Senior Vice President, Hawaiian    N/A                   N/A
 Lahaina, HI               President        Tax-Free Trust since 1993 and
 (07/27/50)                since 1993       formerly Vice President or
                                            Assistant Vice President;
                                            Vice President since 1997 and
                                            formerly Assistant Vice
                                            President of the three Aquila
                                            Money-Market Funds; Vice
                                            President, Aquila Rocky Mountain
                                            Equity Fund since 2006;
                                            Registered Representative of the
                                            Distributor since 1985.

 Stephen J. Caridi         Vice President   Vice President of the              N/A                   N/A
 New York, NY (05/06/61)   since 1998       Distributor since 1995; Vice
                                            President, Hawaiian Tax-Free
                                            Trust since 1998; Senior Vice
                                            President, Narragansett Insured
                                            Tax-Free Income Fund since 1998,
                                            Vice President 1996-1997; Senior
                                            Vice President, Tax-Free Fund of
                                            Colorado since 2004; Vice
                                            President, Aquila Rocky Mountain
                                            Equity Fund since 2006.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A                   N/A
New York, NY              Compliance        Trust and each of the other
(08/23/40)                Officer since     funds in the Aquila Group of
                          2004 and          Funds, the Administrator and the
                          Assistant         Distributor since 2004,
                          Secretary         Compliance Officer of the
                          since 2000        Administrator or its predecessor
                                            and current parent 1998-2004;
                                            Assistant Secretary of the
                                            Aquila Group of Funds since 2000.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A                    N/A
New York, NY              Officer since     Aquila Group of Funds since 2003
(11/06/56)                2003 and          and Treasurer since 2000.
                          Treasurer since
                          2000

Edward M. W. Hines        Secretary since   Shareholder of Butzel Long, a      N/A                   N/A
New York, NY              1984              professional corporation,
(12/16/39)                                  counsel to the Trust, since
                                            2007; Partner of Hollyer Brady
                                            Barrett & Hines LLP, its
                                            predecessor as counsel,
                                            1989-2007; Secretary of the
                                            Aquila Group of Funds.

John M. Herndon           Assistant         Assistant Secretary of the         N/A                   N/A
New York, NY (12/17/39)   Secretary since   Aquila Group of Funds since 1995
                          1995              and Vice President of the three
                                            Aquila Money-Market Funds since
                                            1990; Vice President of the
                                            Administrator or its predecessor
                                            and current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the         N/A                   N/A
New York, NY              Treasurer since   Aquila Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Administrator or its
                                            predecessor and current parent
                                            since 1998; Fund Accountant for
                                            the Aquila Group of Funds,
                                            1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the "Aquila Group of Funds."

(8) The Chairman Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Nominees
                                 (as of 6/30/08)


                            Dollar Range of          Aggregate Dollar Range of
Name of                    Ownership in Hawaiian     Ownership in funds in the
Trustee                    Tax-Free Trust(1)         Aquila Group of Funds (1)

Interested Trustees

Diana P. Herrmann                 C                           E

Non-interested Trustees

Theodore T. Mason                 C                           D

Thomas W. Courtney                C                           C

Stanley W. Hong                   C                           C

Russell K. Okata                  D                           D

Douglas Philpotts                 C                           C

Oswald K. Stender                 B                           C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2008, the Trust paid a total of $144,962 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                                     Compensation               Number of
                                                     from all                   boards on
                           Compensation              funds in the               which the
                           from the                  Aquila Group               Trustee
Name                       Trust                     of Funds                   serves*

Theodore T. Mason          $21,883                   $134,500                    8

Thomas W.
Courtney                   $21,800                    $96,500                    5

Stanley W. Hong            $18,300                    $69,000                    4

Russell K. Okata           $17,800                    $79,333                    4

Douglas Philpotts          $18,300                    $69,000                    4

Oswald K. Stender          $18,300                    $69,000                    4

* Messrs. Hong, Okata, Philpotts and Stender are also trustees of the 12 funds in the Pacific Capital Funds(R) for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $39,000, Trustee Okata $44,000, Trustee Philpotts $41,500 and Trustee Stender $39,000.

     Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers.


     The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of June 30, 2008 these funds had aggregate assets of approximately $4.9 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change. During the fiscal year ended March 31, 2008 the Trust paid $1,801,002 in fees to the Administrator.


     During the fiscal year ended March 31, 2008, $1,269,862 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $65,568 was retained by the Distributor. With respect to Class C Shares, during the same period $240,327 was paid under Part II of the Plan and $80,109 was paid under the Shareholder Services Plan. Of these total payments of $320,436, the Distributor received $71,610. All of such payments were for compensation.


     During the fiscal year ended March 31, 2008, the Trust paid $102,900 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Trust, and $2,061 to Hollyer Brady Barrett & Hines LLP, predecessor to Butzel Long, for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of Butzel Long, and was a partner of Hollyer Brady Barrett & Hines LLP.


     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas W. Courtney, Stanley W. Hong, Theodore
T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                     (Proposal No. 2 at the Annual Meeting)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2009. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2007 and 2008.


                                          2007          2008

     Audit Fees                         $18,000       $18,000

     Audit related fees                       0             0

        Audit and audit related fees    $18,000       $18,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0

         Total                          $21,000       $21,000

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides services to the Trust.

     All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2009.

     TWB has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.



                           Consideration of a Revision
                       to the Trust's Fundamental Policies
                               to Expand the Types
                             of Tax-Free Obligations
                          in Which the Trust Can Invest
                     (Proposal No. 1 of the Special Meeting)


Background and Reasons for the Proposal

     The Trust's Prospectuses currently provide that the Trust invests in "Hawaiian Obligations," which are tax-free municipal obligations which pay interest exempt from Hawaiian state and regular Federal income taxes. In general, all or almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers.

     The Prospectuses further provide that Hawaiian Obligations are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Hawaii income taxes. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     Hawaiian Obligations include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity. The obligations of non-Hawaiian issuers that the Trust can purchase as Hawaiian Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and State of Hawaii income taxes. The Trust purchases the obligations of these issuers only when obligations of Hawaiian issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

    *    obtaining funds for general operating expenses,
    *    refunding outstanding obligations,
    * obtaining funds for loans to other public institutions and facilities, and
    * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

    *    tax, revenue or bond anticipation notes,
    *    construction loan notes,
    *    project notes, which sometimes carry a U.S. government guarantee,
    * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
    *    floating and variable rate demand notes.

Tender Option Bond Inverse Floaters


     The Trustees have determined that it would be in the best interests of the Trust and its shareholders if the Trust had the authority to invest, under appropriate market conditions, in certain derivative instruments known as "inverse floaters" that are offered via "tender option bond" programs ("Tender Option Bond Inverse Floaters"). Although volatile, these instruments typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. The Trust will invest only in Tender Option Bond Inverse Floaters qualifying as "Hawaiian Obligations." Hawaiian Obligations are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Hawaii income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.



     Tender option bonds and their related inverse floaters are municipal-bond-derivative securities that provide for tax-free income at variable rates. In the tender option bond programs that the Trust will use, high quality longer-term municipal bonds, all of which will qualify as Hawaiian Obligations, are held in a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. These "tender option bonds" are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning the income produced by the underlying bonds net of program costs and of the variable income paid to the holders of the tender option bonds) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. Both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events. The value of the residual interest or Tender Option Bond Inverse Floater is accordingly generally more volatile than that of a fixed-rate municipal bond.



     There are risks associated with Tender Option Bond Inverse Floaters. Tender Option Bond Inverse Floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest rate received when short-term interest rates rise and increase the interest received when short-term rates fall. For these reasons, Tender Option Bond Inverse Floaters tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment due to the risk of reduced or eliminated interest payments on Tender Option Bond Inverse Floaters, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.



     The Trust has a number of policies concerning the types of securities in which it can and cannot invest. One of those policies, which cannot be changed without approval by the Trust's shareholders, is that the Trust cannot buy any securities other than those discussed in certain specified sections of the Trust's Prospectus and Statement of Additional Information. Because Tender Option Bond Inverse Floaters are created by investment banks and other companies depositing municipal bonds into a trust, which then issues certificates representing tender option bonds and Tender Option Bond Inverse Floaters, Tender Option Bond Inverse Floaters are not issued by the issuers identified in the current Prospectus; therefore, inclusion of them in the Prospectus will constitute a change in the investment policy and will therefore require shareholder approval. Accordingly, the Trustees request that the shareholders approve adding Tender Option Bond Inverse Floaters to the descriptions in the Prospectuses of the types of Hawaiian Obligations that the Trust can purchase, together with appropriate disclosure of the risks associated with such investments.



     The Trustees will authorize the purchase of Tender Option Bond Inverse Floaters only when they are satisfied that technical issues concerning investment in these securities, such as custody and pricing, have been appropriately addressed. The proposal is submitted to the shareholders at this time in order to permit the Trust to invest in Tender Option Bond Inverse Floaters if and when the Trustees determine that allowing the Adviser to include such instruments in the Trust's portfolio is appropriate.


Action Requested


     The Trustees of the Trust recommend that the shareholders of the Trust vote to approve the proposed change to the Trust's prospectuses


Vote Required


     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 1. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three outstanding classes of shares.


     If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

     If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                              Shareholder Proposals


     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2009 annual meeting must be received by the Trust by March 19, 2009, in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.


     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by June 2, 2009.


                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

     The Trust does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.


                                Outreach Meeting


     To enable shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of voting on the proposals discussed in the proxy statement. The outreach meeting this year will be held on Wednesday, September 10, 2008, in Lihue, Kauai at 5:00 p.m.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                             Hawaiian Tax-Free Trust

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      and
                    NOTICE OF SPEICAL MEETING OF SHAREHOLDERS
                        to be held on September 12, 2008

                                 PROXY STATEMENT

                             HAWAIIAN TAX-FREE TRUST
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Trust at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Hawaiian Tax-Free Trust

1. Election of Trustees Nominees:
01) Thomas W. Courtney; 02) Diana P. Herrmann*; 03) Stanley W. Hong;
04) Theodore T. Mason; 05) Russell K. Okata; 06) Douglas Philpotts;
07) Oswald K. Stender

* Interested Trustee


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on the back where indicated.
                                                 -
                                                [-]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX)   Date

                                                                   --
             I plan to attend the annual meeting in Honolulu      [__]

                                                                   --
       I plan to attend the outreach meeting in Lihue, Kauai      [__]

                              Aquila Group of Funds
                             Hawaiian Tax-Free Trust


          Proxy for Annual Meeting of Shareholders - September 12, 2008
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, September 12, 2008 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii, at 10:00 a.m. Hawaiian Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: _______________________________
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

                             HAWAIIAN TAX-FREE TRUST
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Trust at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                           KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                           DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Hawaiian Tax-Free Trust

1. Action on a revision of the Trust's Fundamental Policies to expand the types of tax-free obligations in which the Trust can invest. (Special Meeting Proposal No. 1 in Proxy Statement)


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


As to any other matter said proxies shall vote in accordance with their best judgment.



For address changes and/or comments, please check this box and write them on the back where indicated.
                                                 -
                                                [-]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX)   Date

             I plan to attend the special meeting in Honolulu      [__]

                              Aquila Group of Funds
                             Hawaiian Tax-Free Trust


         Proxy for Special Meeting of Shareholders - September 12, 2008
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on Friday, September 12, 2008 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii, at 10:10 a.m. Hawaiian Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matter listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Special Meeting Attendance - You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: _______________________________
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.